UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

ARVINMERITOR, INC.

(Exact name of registrant as specified in its charter)

Indiana	1-15983	38-3354643

(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

2135 West Maple Road
Troy, Michigan

(Address of principal executive offices)

48084-7186

(Zip code)

Registrant’s telephone number, including area code: (248) 435-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Item 2.02. Results of Operations and Financial Condition
Item 9.01 Financial Statements and Exhibits
SIGNATURES
EXHIBIT INDEX
Press Release, Dated November 15, 2004
Presentation Made on Earnings Conference Call

Item 2.02. Results of Operations and Financial Condition

     On November 15, 2004, ArvinMeritor, Inc. issued a press release reporting its financial results for the quarter and fiscal year ended September 30, 2004. The release is furnished as Exhibit 99a to this Form 8-K.

     On November 15, 2004, ArvinMeritor, Inc. held a web-cast conference call, available to the public, to discuss its financial results for the fiscal year ended September 30, 2004. The presentation made on the conference call is posted on the ArvinMeritor website (www.arvinmeritor.com) and is furnished as Exhibit 99b to this Form 8-K.

Item 9.01 Financial Statements and Exhibits

     (c) Exhibits

     99a — Press release of ArvinMeritor, Inc., dated November 15, 2004.

     99b — Presentation made on earnings conference call, November 15, 2004

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ARVINMERITOR, INC.
By:	/s/ Vernon G. Baker, II
Vernon G. Baker, II
Senior Vice President and General Counsel

Date: November 15, 2004

EXHIBIT INDEX

Exhibit No.	Description
99a	Press release of ArvinMeritor, Inc., dated November 15, 2004.
99b	Presentation made on earnings conference call, November 15, 2004